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                                  EXHIBIT 10.43
           SPLIT DOLLAR COLLATERAL ASSIGNMENT BETWEEN THE COMPANY AND
                    DAVID A. PURCELL, DATED DECEMBER 1, 1999.


OWNER:             David A. Purcell                                     shall
                   ----------------------------------------------------
                   refer to the Employee, Third Party, or Trust, and his/her/its successors and assigns;

ASSIGNEE:          Encad, Inc.                                          shall
                   ----------------------------------------------------
                   refer to the Employer, And its successors and assigns;

INSURER:           Nationwide Life Insurance Company;
                   ----------------------------------------------------

POLICY NO.:        **
                   ----------------------------------------------------

INSURED:           David A. Purcell;
                   ----------------------------------------------------

SPLIT DOLLAR AGREEMENT: shall refer to the Agreement entered into between the Owner and the Assignee dated December 1, 1999, which is the subject of this Collateral Assignment.

In consideration of the Split-Dollar Agreement (the "Agreement") entered into between the above named Assignee and Owner, Assignee and Owner agree as follows:

         a) The above numbered Policy is assigned by Owner to Assignee as collateral security of Owner's liability to Assignee as defined in the Agreement (the "Assignee's Interest"), subject to all terms and conditions of the Policy and to all superior liens, if any, which the Insurer may have against the Policy.

         b) The rights of the Owner and Assignee are specified in the Agreement. This Collateral Assignment is intended to provide direction to the Insurer as to the required signatures when either or both parties exercise certain policy rights.


In accordance with the Split Dollar Agreement, the parties agree to the following limitations of the ability to exercise the rights provided under the
Policy:


DEATH BENEFITS
The Owner shall have the right to receive from the Policy Proceeds, an amount determined in accordance with the Split Dollar Agreement and this Assignment. The Assignee shall have the right to receive the balance, if any, of the Policy Proceeds. Each Party shall have the right to designate and change the beneficiary or beneficiaries to receive its portion of the Policy Proceeds payable in accordance with the Split Dollar Agreement. Insurer may rely on the Assignee's representation as to the amount so set forth in the Split Dollar Agreement.

CASH VALUES

     1. INVESTMENT CHOICES: The Assignee shall have the right to exercise any investment choices permitted by the Policy with respect to the cash value of the Policy, and Owner shall agree to waive this right as long as this Agreement remains in force in accordance with the established procedures of the Insurer.

     2. SURRENDERS, POLICY LOANS AND PARTIAL WITHDRAWALS: The Assignee shall be permitted to request and receive a distribution from the Policy in the form of a Policy Loan, a withdrawal of cash value or a partial surrender at an time without the prior consent of the Owner, except that such distribution shall

** CONFIDENTIAL TREATMENT REQUESTED

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          be limited to the Assignee's Interest in the Policy as defined in the
          Split Dollar Agreement. The Owner shall not have the right to request and receive a loan secured by Policy Cash Values without the express, written consent of the Assignee. The Owner shall not have the right to receive a distribution from the cash value of the Policy (in the form of a Cash Withdrawal, Partial Surrender or otherwise) prior to the termination of service by the Insured with the Assignee without the express, written consent of the Assignee. After the termination of service of the Insured with the Assignee, the Owner shall have the right to receive distributions from the Policy Cash Values, but only at the time and in the amount set forth in the Split Dollar Agreement. Insurer may rely on the Assignee's representation as to the amount so set forth in the Split Dollar Agreement and the manner in which the distribution is to be accomplished.

     3. TERMINATION OF THE SPLIT DOLLAR AGREEMENT: In the event of the termination of the Split Dollar Agreement in accordance with the provisions thereof, the Assignee shall have the right to receive an amount equal to its Interest in the Policy payable from the cash values of the Policy (in the form of a Cash Withdrawal, Partial or Complete Surrender, Policy Loan or otherwise as chosen by the Assignee with out the consent of the Owner). Pursuant to the Split Dollar Agreement, the Owner may exercise the right to satisfy the Assignee's Interest in the Policy by direct payment to the Assignee. Insurer may rely on the Assignee's representation as to the amount of its Interest in the Policy set forth in the Split Dollar Agreement and the manner in which the distribution is to be accomplished.

MISCELLANEOUS RIGHTS
     1. Any other rights not provided for in this Collateral Assignment, including the right to surrender the Policy or exercise any non-forfeiture options under the Policy, shall require the written consent of both Owner and Assignee unless otherwise provided.

     2. Insurer may rely on the Assignee's representation as to the amount of the Assignee's Interest in the Policy in accordance with the Split Dollar Agreement

     3. Insurer may act on any request to exercise any right based on the required signatures as set forth in this Collateral Assignment, and Insurer has no duty to investigate the reason for any such exercise. Upon payment of any amounts from the Policy based on this request, during Insured's lifetime or at death, Insurer shall be fully discharged and released as to its actions.

     4. Owner represents that there are no other collateral assignments of the Policy and no proceedings in bankruptcy are pending.

     5. This Split-Dollar Collateral Assignment shall be binding upon the parties and their successors, assigns, devisees, personal representatives and other legal representatives.

     6. In the event of any conflict between the terms specifying the required signatures in this Split-Dollar Collateral Assignment and the signatures required in the Agreement, the terms of this Split-Dollar Collateral Assignment shall prevail as to signatures.

The Owner hereby assigns, transfers, and sets over the Policy to the Assignee, as collateral, to secure the rights of the Assignee as set out in this Collateral Assignment, and for no other purpose. The Policy shall remain subject to this assignment notwithstanding any assignment, transfer or conveyance of the Policy or any interest therein by the Owner. Nothing in this assignment shall change the rights and obligations of the Owner and the Company as set out herein, or in the Split Dollar Agreement as described in the preamble language of this Assignment.

--------------------------------------------------------------------------------

Agreed to this 1st day of December, 1999.

If signing for an entity, the undersigned represents that she/he has authority to bind the entity.


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


                                                                  ENCAD, Inc.
-------------------------------------------------------       -------------------------------------------------------
                  OWNER (Print name)                              ASSIGNEE (Print name of entity or individual)

/s/   David A. Purcell                                        /s/  Thomas L. Green, V.P.
-------------------------------------------------------       -------------------------------------------------------
                  SIGNATURE OF OWNER                                          SIGNATURE OF ASSIGNEE
                                                               (and if an entity print title of authorized signor)

                                                              6059 Cornerstone Court West, San Diego, CA 92121
-------------------------------------------------------       -------------------------------------------------------
                       ADDRESS                                                       ADDRESS


================================================================================

Filed at the Home Office of the Insurer this ______ day of _______, 2000.


                                          By
                                             -----------------------------------
                                                     Authorized Officer





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